Exhibit (c)(10)

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Project Rushmore Discussion Materials
February 14th, 2019
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Table of Contents
I. Situation Overview
II. Status Quo Management Projections Overview III. Abe Financial Analysis IV. Ulysses Financial Analysis V. Transaction Analysis
Supplemental Analysis
Appendix

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I. Situation Overview

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Summary of Proposed Transaction

Proposal Component	Description
Consideration	■ Each Abe Common Unit held by public to receive: □ 0.500 Ulysses shares □ $4.03 Cash ■ Taxable transaction to Abe unitholders
Ownership	■ Status Quo Abe ownership: □ Abe Public Unitholders: ~74.7% □ Ulysses: ~25.3% ■ Pro Forma Ulysses ownership: □ Abe Public Unitholders: ~16.5%(2) □ Existing Ulysses Shareholders: ~83.5%
Structure	■ Ulysses will exchange newly-issued Ulysses shares and cash for Abe common units held by public ■ Transaction requires vote of Abe common unitholders, but no vote of Ulysses shareholders ■ Elimination of MLP
Proposed Ulysses Timing	■ 12/4: Abe and Ulysses Investor Day ■ 1/28: Proposal Received ■ 1/29: Regularly scheduled Abe board meeting ■ 2/6: Abe and Ulysses report Q1'19 results ■ 2/6: Received Abe financial forecasts ■ 2/7: Received Ulysses financial forecasts ■ 2/8: Draft merger agreement & Ulysses management presentation ■ 2/12: Abe Special Committee meeting ■ 2/15: Provide indicative response ■ 3/15: Proposal expires

Exchange Ratio Detail

	IDR Buyin Proposal	Prior to Investor Day	Proposal Date	Current	Implied Offer	
	9/19/2018	12/3/2018	1/25/2019	2/8/2019	1/25/2019	2/8/2019
Spot Abe Price	$40.39	$36.67	$29.89	$30.14	$32.01	$30.64
Abe 30-Day VWAP	$40.22	$36.50	$26.34	$28.43		
Spot Ulysses Price	$53.76	$57.59	$55.95	$53.21	--	--
Spot XR	0.7513x	0.6367x	0.5342x	0.5664x	0.5720x(1)	0.5757x(1)
Premium to Spot					7.1%	1.6%
Premium to 30-Day VWAP					21.5%	7.7%

Source: Company filings, Bloomberg, FactSet as of 2/8/2019.
(1) Implied all-in XR calculated as equity XR of 0.5x plus $4.03 cash consideration divided by Ulysses share price.
(2) Issuance of shares equivalent to 19.7% of status quo (pre-transaction) Ulysses outstanding shares results in ~16.5% Abe public unitholder ownership in pro forma entity.

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Historical XR and Relative Performance
Two Year Historical Exchange Ratios Relative Performance Since Undisturbed Date (12/3/18)
Abe FGP SPH AMZ
1.40x Prior to Investor Day - Current
0.70x 150% $50
0.60x Proposal Implied XR: 0.5757x
1.20x 0.50x
Average XR: 0.5191x
0.40x 130% Dec-18 Dec-18 Dec-18 Jan-19 Jan-19 Jan-19 Feb-19
1.00x 16% $40
110%
Abe Price / Unit
0.80x (3%) (5%)
Proposed Consideration: 0.5000x + 90% $4.03/unit; Implied XR: 0.5757x $30.14
0.60x $30
(18%)
All-In XR at Proposal
Exchange Ratio XR Premium
Current (2/8/2019) 0.5664x 0.5757x 1.6%
70%
Spot Proposal (1/25/2019) 0.5342x 0.5720x 7.1%
0.40x
Undisturbed (12/3/18) 0.6367x 0.5700x (10.5%) 30-Day 0.5340x 0.5736x 7.4% 60-Day 0.5371x 0.5727x 6.6% Avg. 90-Day 0.5898x 0.5729x (2.9%) 180-Day 0.6822x 0.5744x (15.8%) 360-Day 0.8115x 0.5804x (28.5%)
0.20x 50% $20
Feb-17 May-17 Aug-17 Dec-17 Mar-18 Jun-18 Oct-18 Jan-19 Dec-18 Dec-18 Dec-18 Jan-19 Jan-19 Jan-19 Feb-19

_____________________________________ Source: FactSet as of 2/8/2019.
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Analysis at Various Exchange Ratios
($ in millions, unless otherwise noted)
A B C D E F G H I J K L M N
At At Current At Ulysses Undisturbed XR(3) Proposal XR(4)
XR(5)
(2/08/2019) (2/08/2019) (12/03/2018)
Exchange Ratio (At Current Ulysses Sh. Price of $53.21) 0.5500x 0.5664x 0.5757x 0.6000x 0.6367x 0.6500x 0.7000x 0.7500x 0.8000x Premium to Implied Abe Unit Price (Ulysses Share Price x XR) (2.9%) 0.0% 1.6% 5.9% 12.4% 14.8% 23.6% 32.4% 41.2% Implied Abe Unit Price $29.27 $30.14 $30.64 $31.93 $33.88 $34.59 $37.25 $39.91 $42.57 Fully Diluted Abe Units Outstanding 93.8 93.8 93.8 93.8 93.8 93.8 93.8 93.8 93.8 Implied Fully-Diluted Abe Equity Value $2,745 $2,828 $2,874 $2,995 $3,178 $3,245 $3,494 $3,744 $3,993 Net Debt 2,846 2,846 2,846 2,846 2,846 2,846 2,846 2,846 2,846
GP Equity Value(1) 395 395 395 395 395 395 395 395 395
Non-Controlling Interest 32 32 32 32 32 32 32 32 32
Implied Abe Enterprise Value(1) $6,018 $6,100 $6,147 $6,268 $6,451 $6,518 $6,767 $7,017 $7,266
Comparable Metrics
Implied Abe Ownership 22.5% 23.0% 23.3% 24.0% 25.2% 25.5% 27.0% 28.4% 29.7%
Propane Propane Abe Low-Growth Distributor Transaction Multiples: Statistic MLP Median Median(6) Median
EV / 2019E EBITDA $636 9.5x 9.6x 9.7x 9.9x 10.1x 10.3x 10.6x 11.0x 11.4x 9.3x 8.8x 7.5x
Case WS
EV / 2020E EBITDA $644 9.3x 9.5x 9.5x 9.7x 10.0x 10.1x 10.5x 10.9x 11.3x 9.0x 8.4x
Abe
Consensus Equity Value / 2019E DCF(2) $367 7.5x 7.7x 7.8x 8.2x 8.7x 8.8x 9.5x 10.2x 10.9x 6.8x 6.5x Equity Value / 2020E DCF(2) $382 7.2x 7.4x 7.5x 7.8x 8.3x 8.5x 9.2x 9.8x 10.5x 6.2x 6.2x
Propane Propane Abe Low-Growth Distributor Transaction Multiples: Statistic MLP Median Median(6) Median
EV / 2019E EBITDA $625 9.6x 9.8x 9.8x 10.0x 10.3x 10.4x 10.8x 11.2x 11.6x 9.3x 8.8x 7.5x Revised EV / 2020E EBITDA $643 10.1x 10.2x 10.3x 10.5x 10.8x 10.9x 11.3x 11.8x 12.2x 9.0x 8.4x
Budget
Abe Equity Value / 2019E DCF(2) $400 6.9x 7.1x 7.2x 7.5x 7.9x 8.1x 8.7x 9.4x 10.0x 6.8x 6.5x Equity Value / 2020E DCF(2) $410 7.6x 7.8x 7.9x 8.3x 8.8x 9.0x 9.7x 10.4x 11.0x 6.2x 6.2x
Source: Company filings, and FactSet as for 2/8/2019.
(1) GP / IDR value estimated by taking current GP/IDR distributions capitalized by Abe’s current yield. (2) DCF attributable to all unitholders including GP + IDR Interest.
(3) Current unadjusted exchange based on Abe and Ulysses closing prices.
(4) Ulysses Proposal: 0.5000x XR and $4.03 cash consideration / unit. 6 (5) Undisturbed XR is the unaffected XR prior to the investor day on 12/4/2018.
(6) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
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II. Status Quo Management Projections Overview

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Abe Management Projections

EBITDA


Revised Budget
Historical Weather Case
Capital Investment Case
Wall Street Consensus
Historical
Abe '19-'23 CAGR: 1.7%
$665
$619
$543
$551
$606
$636
$625
$644
$643
$633
$597
$659
$652
$659
$606
$688
$661
$615
$667
$720
$675
$670
$624
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E

DCF and Distributions


Revised Budget
Historical Weather Case
Capital Investment Case
Projected Distribution
Historical Distribution
Historical DCF
$3.96
$3.44
$3.79
$3.60
$3.72
$3.32
$3.78
$3.33
$3.80
$3.71
$3.71
$3.77
$3.77
$3.70
$3.82
$3.53
$3.87
$3.88
$3.58
$4.00
$3.92
$3.59
$4.16
$3.94
$3.80
$3.58

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E
Revised Budget Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	0.99x	1.00x	1.02x	1.03x	1.04x
Historical Weather Case Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	0.99x	0.93x	0.94x	0.94x	0.94x
Capital Investment Case Coverage	1.15x	1.05x	0.89x	0.88x	0.98x	0.99x	0.97x	1.02x	1.05x	1.10x

DCF and Distributions with Coverage/Leverage Targets

1.2x 2019E Coverage, Flat Distribution Thereafter Subject to 4.0x Leverage


Revised Budget DCF
Targeted Revised Budget Dist.
Historical DCF
Historical Distribution
$3.96
$3.44
$3.79
$3.60
$3.72
$3.32
$3.78
$3.33
$3.80
$3.71
$3.78
$3.15
$3.86
$3.15
$3.96
$3.15
$4.03
$3.36
$4.08
$3.40
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E

2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E
1.15x	1.05x	0.89x	0.88x	0.98x	1.20x	1.23x	1.26x	1.20x	1.20x

Revised Budget Coverage


Historical Weather Case DCF
Targeted Historical Weather Dist.
Historical DCF
Historical Distribution
$3.96
$3.44
$3.79
$3.60
$3.72
$3.32
$3.78
$3.33
$3.80
$3.71
$3.78
$3.15
$3.60
$3.15
$3.67
$3.15
$3.71
$3.15
$3.75
$3.15
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E

2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E
1.15x	1.05x	0.89x	0.88x	0.98x	1.20x	1.14x	1.16x	1.18x	1.19x

Historical Weather Case Coverage


Capital Investment Case DCF
Targeted Capital Investment Dist.
Historical DCF
Historical Distribution
$3.96
$3.44
$3.79
$3.60
$3.72
$3.32
$3.78
$3.33
$3.80
$3.71
$3.77
$3.14
$3.72
$3.14
$3.91
$3.14
$4.08
$3.40
$4.27
$3.56
2014A 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E

2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E	2023E
1.15x	1.05x	0.89x	0.88x	0.98x	1.20x	1.18x	1.25x	1.20x	1.20x

Capital Investment Case Coverage

Source: Management.

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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Ulysses Management Projections

EBITDA


Historical
Abe Propane
Midstream & Marketing
Misc. Income
Ulysses Utilities
Ulysses International
Corporate and other
WSC
Ulysses '19-'22 CAGR: 5.7%
$1,369
$1,209
$1,389
$1,421
$1,520
$1,615
$1,693
$1,807
$1,908
$227
$412
$629
$319
$242
$432
$639
$350
$283
$465
$650
$389
$312
$491
$666
$420
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

WSC						$1,329	$1,623	$1,684	$1,728

Adjusted EPS


Wall Street Consensus
Management
Historical
$2.02
$2.01
$2.05
$2.29
$2.74
$2.74
$2.90
$2.68
$3.13
$3.05
$3.44
$3.20
$3.70
$3.34
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Cash Flow Per Share and Dividends Per Share


$5.74
$6.63
$5.52
$5.44
$6.13
$5.81
$6.70
$7.27
$7.47
$0.71
$0.71
$0.71
$0.71
$0.71
$1.10
$1.20
$1.25
$1.30
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

	2014A	2015A	2016A	2017A	2018A	2019E	2020E	2021E	2022E
Ending Cash Balance	$436	$439	$518	$568	$462	$475	$611	$781	$930

CapEx


Maintanence & Growth Capex
Acquisitions
$474
$37
$436
$923
$448
$475
$666
$61
$605
$725
$102
$624
$782
$187
$594
$753
$753
$719
$10
$709
$775
$15
$760
$844
$15
$829
2014A
2015A
2016A
2017A
2018A
2019E
2020E
2021E
2022E

Source: Management and Wall Street consensus estimates.

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III. Abe Financial Analysis

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Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

Low Growth MLP Metrics & Propane Distributors(1)

A	B	C	D	E	F	G	H	I	J	K	L	M	N
				Enterprise Value / EBITDA		Price / DCF/Unit		Distribution Yield		Distribution Metrics		Debt Metrics	
Low Growth MLPs													
Company Name	Unit (Share) Price	Total Equity Market Value	Enterprise Value	2019E	2020E	2019E	2020E	Current	2019E	Distribution CAGR 2019E to 2022E	2019E Coverage(2)	Net Debt / 2019E EBITDA	S&P Credit Rating
Buckeye Partners LP	$30.95	$4,756	$9,930	11.2x	10.4x	7.1x	5.9x	9.7%	9.7%	4.5%	1.25x	5.8x	BBB-
GasLog Partners LP	22.13	1,077	2,531	9.3x	9.0x	10.6x	11.2x	9.6%	10.0%	4.5%	0.93x	4.1x	NA
Genesis Energy LP	19.95	2,453	6,899	9.9x	9.5x	6.4x	5.4x	11.0%	11.4%	4.6%	1.51x	5.3x	B+
Global Partners LP	18.99	679	2,052	9.1x	8.8x	7.3x	NA	10.0%	10.0%	0.0%	1.31x	5.8x	B+
Golar LNG Partners LP	13.06	1,004	2,221	8.9x	8.7x	5.0x	4.4x	12.4%	12.4%	0.1%	1.06x	4.6x	NA
Holly Energy Partners LP	28.66	3,027	4,576	12.8x	12.3x	10.6x	10.1x	9.3%	9.4%	0.4%	0.98x	4.0x	Ba3
KNOT Offshore Partners LP	18.55	617	1,756	8.4x	8.1x	6.8x	7.1x	11.2%	11.2%	0.0%	1.51x	5.0x	NA
Martin Midstream Partners LP	12.39	502	1,197	7.3x	6.9x	5.5x	5.4x	16.1%	16.1%	0.0%	1.12x	4.2x	B
NGL Energy Partners LP	10.87	1,347	3,770	7.6x	7.1x	4.9x	5.0x	14.4%	14.4%	2.7%	1.63x	4.1x	B+
NuStar Energy LP	24.68	3,238	7,388	10.8x	10.0x	10.4x	9.2x	9.7%	9.7%	0.0%	0.99x	5.0x	BB
PBF Logistics LP	21.86	1,167	1,885	10.7x	9.7x	9.3x	7.9x	9.1%	9.5%	2.4%	1.11x	3.1x	NA
Summit Midstream Partners LP	12.59	1,002	2,498	7.7x	7.2x	4.9x	4.8x	18.3%	18.3%	0.0%	1.12x	3.6x	BB-
Sunoco LP	29.06	3,080	5,888	9.5x	9.3x	7.8x	7.6x	11.4%	11.4%	0.0%	1.21x	4.5x	BB-
TC PipeLines LP	30.75	2,354	4,669	10.5x	10.5x	6.5x	6.5x	8.5%	8.5%	0.0%	1.83x	5.0x	BBB-
USA Compression Partners LP	14.32	1,383	3,604	9.1x	8.5x	6.6x	5.7x	14.7%	14.7%	0.0%	1.05x	4.4x	B+
Low		$502	$1,197	7.3x	6.9x	4.9x	4.4x	8.5%	8.5%	0.0%	0.93x	3.1x	
Mean		$1,846	$4,058	9.5x	9.1x	7.3x	6.9x	11.7%	11.8%	1.3%	1.24x	4.6x	
Median		$1,347	$3,604	9.3x	9.0x	6.8x	6.2x	11.0%	11.2%	0.0%	1.12x	4.5x	
High		$4,756	$9,930	12.8x	12.3x	10.6x	11.2x	18.3%	18.3%	4.6%	1.83x	5.8x	
Propane Distributors(4)													
Ferrellgas Partners LP	$1.11	$108	$2,119	8.8x	8.4x	NM	NM	NM	NM	NA	NA	8.4x	CCC
Suburban Propane Partners LP	21.90	1,372	2,646	9.2x	9.1x	6.8x	6.6x	11.0%	11.0%	5.1%	1.30x	4.4x	BB-
Superior Plus Corporation(3)	8.25	1,430	2,716	7.8x	7.4x	6.3x	5.8x	6.6%	6.6%	0.0%	2.40x	3.7x	BB
Low		$108	$2,119	7.8x	7.4x	6.3x	5.8x	6.6%	6.6%	0.0%	1.30x	3.7x	
Mean		$970	$2,494	8.6x	8.3x	6.5x	6.2x	8.8%	8.8%	2.6%	1.85x	5.5x	
Median		$1,372	$2,646	8.8x	8.4x	6.5x	6.2x	8.8%	8.8%	2.6%	1.85x	4.4x	
High		$1,430	$2,716	9.2x	9.1x	6.8x	6.6x	11.0%	11.0%	5.1%	2.40x	8.4x	
Abe Partners, L.P. (WS)	$30.14	$3,222	$6,100	9.6x	9.5x	7.8x	7.7x	12.6%	12.6%	(4.5%)	1.02x	4.5x	NA
Abe Partners, L.P. (Revised Budget)				9.8x	9.5x	8.0x	7.9x	12.6%	12.6%	0.0%	0.99x	4.5x	NA
Abe Partners, L.P. (Historical Weather Case)				9.8x	10.2x	8.0x	8.5x	12.6%	12.6%	0.0%	0.99x	4.8x	NA
Abe Partners, L.P. (Capital Investment Case)				9.8x	9.6x	8.0x	8.1x	12.6%	12.6%	0.0%	0.99x	4.5x	NA

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/8/19.
(1) Low growth group defined as MLPs below 5% 2019E-2022E distribution CAGR and with enterprise value between $1.0 BB and $10 BB.
(2) Coverage defined as distributable cash flow divided by total distributions to GP and LP.
(3) Uses exchange rate of 0.7534 USD per CAD.
(4) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.

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Propane Precedent Transactions Analysis

A	B	C	D	E	F	G
Date Announced	Buyer	Seller	Asset	Transaction Value ($MM)	EBITDA FY1/NTM	Purchase Price / EBITDA
5/30/2018	Superior Plus Corporation	NGL Energy Partners LP	Retail Propane Operations	900	84	10.7x[(1)]
11/7/2017	DCC LPG	NGL Energy Partners LP	Retail West	200	28	7.1x
7/24/2017	SHV Energy	American Midstream Partners	Pinnacle Propane	170	19	9.0x
2/13/2017	Superior Plus Corporation	Gibson Energy	Canwest Propane	412	33	12.3x
6/23/2016	World Fuel Services	PAPCO, Associated Petroleum Products	Misc. Fuel Services	230	38	6.0x
5/19/2015	DCC LPG	Shell	Butagaz	517	136	3.8x
7/2/2014	UGI Corp.	Total SA	Totalgaz SNC	580	95	6.1x
4/26/2012	Suburban Propane Partners	Inergy	Retail Propane Assets	1,800	197	9.1x
10/17/2011	AmeriGas Partners, L.P.	Energy Transfer Partners	Heritage Propane Operations	2,890	325	8.9x
1/4/2010	Inergy	Sterling Partners	Liberty Propane	223	36	6.2x
11/18/2004	Inergy	Star Gas Partners LP	Star Gas Propane	475	NA	NA
4/20/2004	Ferrellgas	Blue Rhino	-	343	44	7.8x
12/23/2003	Suburban Propane Partners	Agway Energy	-	206	34	6.0x
11/7/2003	Energy Transfer Company Ltd.	Heritage Propane Partners	-	980	119	8.3x
1/31/2001	AmeriGas Partners, L.P.	NiSource	Columbia Propane	216	NA	NA
Low				$170	$19	3.8x
Mean				$676	$91	7.8x
Median				$412	$44	7.8x
High				$2,890	$325	12.3x
>$1B Mean				$2,345	$261	9.0x
>$1B Median				$2,345	$261	9.0x
Current (2/8/2019)	**Ulysses**	**Abe**		**$6,094**	**$625**	**9.8x**

Source: Company filings, Wall Street research, IHS Market.
(1) Transaction multiple before acquisition synergies; 8.2x synergy adjusted multiple.

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Abe DCF Analysis

Abe Revised Budget Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $30.14
Implied Proposal Value: $30.64

Discounted Levered DCF Analysis

Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.89	$35.91	$41.93
10.0%	$28.41	$34.05	$39.70
12.0%	$27.03	$32.33	$37.64

Discounted Distribution Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Future Unit Price Analysis

Abe LP Distributions | $3.80 Annual Dist. Policy



$48.24
$48.49
$47.71
$46.99
$37.19
$38.21
$38.36
$38.50
$30.40
$31.88
$32.61
$33.27
$30.14
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

Discounted Levered DCF Analysis

Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.73	$36.96	$43.20
10.0%	$29.20	$35.04	$40.89
12.0%	$27.78	$33.27	$38.76

Discounted Distribution Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$29.81	$34.57	$42.30
10.0%	$28.27	$32.73	$39.98
12.0%	$26.84	$31.03	$37.84

PV of Future Unit Price Analysis

Abe LP Distributions | Targeted Leverage & Coverage Policy



$39.99
$40.21
$41.68
$41.47
$30.84
$31.68
$33.42
$33.86
$25.20
$26.44
$28.34
$29.18
$30.14
Current Price
2H 2019E
2020E
2021E
2022E
Yield
8.0%
10.5%
13.0%

PV of Future Share Price Assumptions

- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 2/8/2019.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

13

PRELIMINARY CONFIDENTIAL DRAFT Abe DCF Analysis Subject to Further Review & Revision
Abe Historical Weather Case | Valuation Effective Date: 3/31/2019 Abe Current Unit Price: $30.14
Implied Proposal Value: $30.64
Discounted Levered DCF Analysis Discounted Levered DCF Analysis
Abe Levered LP DCF | $3.80 Annual Dist. Policy Abe Levered LP DCF | Targeted Leverage & Coverage Policy
2023E DCF Multiple 2023E DCF Multiple
discount rate discount rate discount rate discount rate
6.0x 8.0x 10.0x 6.0x 8.0x 10.0x
8.0% $27.45 $32.93 $38.40 8.0% $28.44 $34.16 $39.89 10.0% $26.10 $31.23 $36.37 10.0% $27.03 $32.40 $37.77 12.0% $24.85 $29.67 $34.49 12.0% $25.73 $30.77 $35.80
Discounted Distribution Analysis Discounted Distribution Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Abe LP Distributions | Targeted Leverage & Coverage Policy
13.0% 10.5% 8.0% 13.0% 10.5% 8.0%
8.0% $33.99 $39.30 $47.94 8.0% $28.18 $32.59 $39.75
10.0% $32.24 $37.23 $45.33 10.0% $26.74 $30.87 $37.59
12.0% $30.63 $35.31 $42.92 12.0% $25.40 $29.28 $35.59
PV of Future Share Price Analysis PV of Future Share Price Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy Yield Abe LP Distributions | Targeted Leverage & Coverage Policy Yield $48.24 $48.49 $47.71 $46.99
8.0% $40.21 8.0% $39.99 $39.55 $38.96 $38.21 $38.36 $38.50 $37.19 $33.27 10.5% 10.5% $31.88 $32.61 $31.68 $31.81 $31.92 $30.40 $30.84 $30.14 $25.20 $26.44 $27.04 $30.14 $ 27.58
13.0% 13.0% Current Current Price Price
2023E Distribution Yield 2023E Distribution Yield
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
PV of Future Share Price Assumptions
∎ Management projections ∎ Future share price calculated at FY1 annual distributions divided by yield∎ Valuation date as of 3/31/19∎ Discounted to 3/31/19 at 10% cost of equity
Interim distributions discounted upon receipt to 3/31/19 14 ___________________________________ Source: Management projections and Factset as of 2/8/2019.
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Abe DCF Analysis

Abe Capital Investment Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Current Unit Price: $30.14
Implied Proposal Value: $30.64

Discounted Levered DCF Analysis
Abe Levered LP DCF | $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.84	$37.20	$43.56
10.0%	$29.29	$35.26	$41.22
12.0%	$27.86	$33.46	$39.06

Discounted Distribution Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

PV of Future Share Price Analysis
Abe LP Distributions | $3.80 Annual Dist. Policy



Yield
8.0%
10.5%
13.0%
$48.24
$48.49
$47.71
$46.99
$37.19
$38.21
$38.36
$38.50
$30.40
$31.88
$32.61
$33.27
$30.14
Current Price
2H 2019E
2020E
2021E
2022E

Discounted Levered DCF Analysis
Abe Levered LP DCF | Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$31.45	$37.97	$44.50
10.0%	$29.87	$35.99	$42.10
12.0%	$28.40	$34.15	$39.89

Discounted Distribution Analysis
Abe LP Distributions | Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$30.74	$35.72	$43.81
10.0%	$29.14	$33.81	$41.39
12.0%	$27.66	$32.04	$39.16

PV of Future Share Price Analysis
Abe LP Distributions | Targeted Leverage & Coverage Policy



Yield
8.0%
10.5%
13.0%
$39.85
$40.06
$42.10
$42.95
$30.72
$31.56
$33.74
$34.99
$25.11
$26.34
$28.59
$30.10
$30.14
Current Price
2H 2019E
2020E
2021E
2022E

PV of Future Share Price Assumptions
- Management projections
- Valuation date as of 3/31/19
- Future share price calculated at FY1 annual distributions divided by yield
- Discounted to 3/31/19 at 10% cost of equity
  - Interim distributions discounted upon receipt to 3/31/19

Source: Management projections and Factset as of 2/8/2019.

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PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
IV. Ulysses Financial Analysis

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Selected Publicly Traded Company Metrics

(USD in millions, except per share data)

A	B	C	D	E	F	G	H	I	J	K	L	M	M	O	P	N
LDCs				EV / EBITDA		Price / Earnings		Price / CFPS		Dividend Metrics				Debt Metrics		
Company Name	Share Price	Total Equity Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	Payout Ratio[2]	Dist. CAGR 19E to '21E	Net Debt / EBITDA	S&P Credit Rating	LT EPS Growth Rate
Atmos Energy	$97.97	$11,505	$14,972	12.6x	11.3x	22.5x	21.0x	12.6x	11.0x	2.1%	2.1%	56.7%	8.0%	2.9x	NA	6.5%
Chesapeake Utilities Corporation	88.11	1,455	1,969	13.4x	12.6x	23.9x	22.5x	NA	NA	1.7%	1.8%	44.1%	10.4%	3.5x	NA	7.6%
NiSource Inc	26.58	9,706	18,800	11.3x	10.7x	19.8x	18.6x	8.9x	8.6x	3.0%	3.1%	128.1%	4.1%	5.0x	BBB+	5.7%
New Jersey Resources Corporation	45.95	4,099	5,564	19.4x [1]	17.7x [1]	23.0x	21.4x	17.1x	14.5x	2.5%	2.6%	80.6%	NA	5.1x	NA	6.0%
Northwest Natural Holding Co.	61.94	1,789	2,675	11.5x	11.0x	25.2x	24.0x	10.2x	10.7x	3.1%	3.1%	55.6%	0.7%	3.8x	A+	4.5%
ONE Gas Inc	84.02	4,445	5,634	11.9x	11.2x	24.5x	23.7x	12.4x	11.5x	2.4%	2.4%	65.0%	7.7%	2.5x	A	5.0%
Spire Inc	78.55	4,329	6,980	13.8x	12.9x	21.1x	20.2x	11.2x	10.9x	3.0%	3.0%	68.0%	5.1%	5.2x	A-	5.0%
Southwest Gas Holdings Inc	78.50	4,187	6,051	9.1x	8.4x	19.7x	18.5x	7.8x	8.1x	2.6%	2.8%	51.5%	6.9%	2.8x	BBB+	6.0%
Low		$1,455	$1,969	9.1x	8.4x	19.7x	18.5x	7.8x	8.1x	1.7%	1.8%	44.1%	0.7%	2.5x		4.5%
Mean		$5,189	$7,831	12.0x	11.2x	22.5x	21.2x	11.5x	10.8x	2.6%	2.6%	68.7%	6.1%	3.9x		5.8%
Median		$4,258	$5,843	11.9x	11.2x	22.8x	21.2x	11.2x	10.9x	2.6%	2.7%	60.8%	6.9%	3.7x		5.9%
<60% Payout Ratio Median		$2,988	$4,363	12.1x	11.2x	23.2x	21.8x	10.2x	10.7x	2.4%	2.5%	53.6%	7.4%	3.2x		6.3%
High		$11,505	$18,800	13.8x	12.9x	25.2x	24.0x	17.1x	14.5x	3.1%	3.1%	128.1%	10.4%	5.2x		7.6%
C-Corp Midstream				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Company Name	Unit (Share) Price	Market Value	Enterprise Value	2019E	2020E	2019E	2020E	2019E	2020E	Current	2019E	2019E Coverage[4]	Dist. CAGR '19E to '22E	2019E EBITDA	S&P Credit Rating	19E to '22E DCF CAGR
Enbridge Inc	$36.10	$73,089	$134,867	13.6x	12.1x	19.3x	16.4x	10.0x	9.0x	6.2%	6.2%	1.5x	3.2%	4.8x	BBB+	6.9%
Kinder Morgan Inc	18.02	41,005	76,387	9.9x	9.5x	17.7x	16.7x	8.3x	7.7x	4.4%	5.5%	2.2x	14.5%	4.3x	BBB	4.5%
SemGroup Corporation	15.32	1,367	3,955	9.0x	8.1x	21.9x	16.3x	5.1x	4.8x	12.3%	13.1%	1.5x	5.3%	5.9x	B+	5.2%
Targa Resources Corp.	42.67	9,913	17,151	11.2x	8.9x	NM	32.1x	11.1x	7.3x	8.5%	8.5%	1.1x	4.4%	3.8x	BB	15.6%
Tallgrass Energy LP	22.92	6,476	10,002	10.4x	11.2x	13.1x	16.8x	9.3x	9.2x	8.9%	9.5%	1.3x	4.7%	3.2x	BBB-	(0.7%)
Williams Companies Inc	26.88	33,480	57,087	11.3x	10.6x	28.1x	24.9x	10.5x	9.6x	5.1%	5.7%	1.7x	9.4%	4.4x	BBB	19.4%
Low		$1,367	$3,955	9.0x	8.1x	13.1x	16.3x	5.1x	4.8x	4.4%	5.5%	1.1x	3.2%	3.2x		(0.7%)
Mean		$27,555	$49,908	10.9x	10.1x	20.0x	20.5x	9.0x	7.9x	7.6%	8.1%	1.6x	6.9%	4.4x		8.5%
Median		$21,697	$37,119	10.8x	10.1x	19.3x	16.7x	9.7x	8.3x	7.3%	7.3%	1.5x	5.0%	4.4x		6.0%
High		$73,089	$134,867	13.6x	12.1x	28.1x	32.1x	11.1x	9.6x	12.3%	13.1%	2.2x	14.5%	5.9x		19.4%
Propane Distributors[5]				EV / EBITDA		Price / Earnings		Price / DCF/Unit		Dividend (Distribution) Metrics				Debt Metrics		
Ferrellgas Partners LP	$1.11	$108	$2,119	8.8x	8.4x	NM	NM	NM	NM	NM	NM	NA	NA	8.4x	CCC	33.2%
Suburban Propane Partners LP	21.90	1,372	2,646	9.2x	9.1x	NM	NM	6.8x	6.6x	11.0%	11.0%	5.1%	1.30x	4.4x	BB-	3.9%
Superior Plus Corporation[6]	8.25	1,430	2,716	7.8x	7.4x	9.9x	9.0x	6.3x	5.8x	6.6%	6.6%	0.0%	2.40x	3.7x	BB	5.0%
Low		$108	$2,119	7.8x	7.4x	9.9x	9.0x	6.3x	5.8x	6.6%	6.6%	0.0%	1.30x	3.7x		3.9%
Mean		$970	$2,494	8.6x	8.3x	9.9x	9.0x	6.5x	6.2x	8.8%	8.8%	2.6%	1.85x	5.5x		14.0%
Median		$1,372	$2,646	8.8x	8.4x	9.9x	9.0x	6.5x	6.2x	8.8%	8.8%	2.6%	1.85x	4.4x		5.0%
High		$1,430	$2,716	9.2x	9.1x	9.9x	9.0x	6.8x	6.6x	11.0%	11.0%	5.1%	2.40x	8.4x		33.2%
Ulysses Corporation (WS)	$53.21	$9,459	$15,955	12.0x	9.8x	19.9x	17.4x	9.8x[3]	8.2x[3]	2.0%	2.1%	47.5%	5.4%	3.3x	NA	8.0%
Ulysses Corporation (Mgmt.)				9.9x	9.4x	18.2x	17.0x	8.6x[3]	7.4x[3]	2.0%	2.0%	35-45%	4.0%	2.7x	NA	6-10%

Source: Company forecasts & filings, investor presentations, Wall Street research and estimates as compiled by FactSet as of 2/8/19.

(1) New Jersey Resources Corporation 2019E and 2020E EBITDA multiples are excluded from summary statistics due to disproportionately high multiples resulting from investment tax credit benefits for the company's solar assets.
(2) Payout ratio defined as last quarter dividend divided by LTM earnings.
(3) P/CFPS shown for Ulysses.
(4) Coverage defined as distributable cash flow divided by total distributions.
(5) Propane distributor Equity Value / DCF and Yield metrics exclude Ferrellgas from group median.
(6) Uses exchange rate of 0.7534 USD per CAD.

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17

PRELIMINARY CONFIDENTIAL DRAFT
Ulysses DCF Analysis | Management Projections Subje to Further Review & Revision
Valuation Effective Date: 3/31/2019
Discounted Unlevered DCF(1) Analysis Discounted Dividend Analysis
Ulysses SQ Dividends | Abe $3.80 Annual Dist. Policy
2023E EBITDA Terminal Multiple 2023E Distribution Yield
discount rate discount rate
8.50x 10.0x 11.5x 2.75% 2.25% 1.75%
4.00% $56.76 $71.32 $85.89 4.50% $45.03 $54.40 $69.14 4.75% $55.19 $69.50 $83.80 5.25% $44.25 $53.46 $67.94 5.50% $53.66 $67.71 $81.77 6.00% $43.50 $52.55 $66.77
Discounted Unlevered DCF Analysis(1,2) Discounted Dividend Analysis
Supplemental Calculation Detail Supplemental Calculation Detail
2H 2019E 2020E 2021E 2022E 2H 2019E 2020E 2021E 2022E
EBITDA $805 $1,697 $1,808 $1,903 Ulysses Dividend / Share $0.55 $1.20 $1.25 $1.30
Unlevered Cash Taxes(3) (88) (173) (166)
Capex (377) (719) (775) Discount Factor 0.987 0.950 0.903 FCF $340 $804 $867 PV of Dividend/Sh. $0.54 $1.14 $1.12
Discount Factor 0.988 0.955 0.911
Disc. FCF $337 $768 $790 Disc. GP Dist. Total $2.80
Disc. SQ Ulysses FCF Total $1,895 Terminal Yield 2.25% Terminal M ultiple 10.0x Terminal Disc. Factor 0.890x Terminal Disc. Factor 0.880
Implied Terminal PV EV $16,946 Implied Terminal PV per Share $50.66
Less SQ Ulysses Net Debt ($4,392) Less SQ Ulysses NCI ($2,103)
Implied Equity Value per Share $53.46
Implied SQ Ulysses Equity Value $12,345 SQ Ulysses Equity Value per Share $69.50
PV of Future Share Price Analysis(4)
Ulysses SQ / PF Dividends Yield $68.09 $69.32 $69.63
1.75%
Assumptions $54.78 $53.08 $54.29
∎ Wall Street Consensus Projections $53.21 2.25% $43.53 $44.72 $45.33
∎ Valuation date as of 3/31/19
∎ Future share price calculated at FY1 annual dividends divided by yield 2.75%
∎ Discounted to 3/31/19 at 5.25% cost of equity Current
Price
â–¡ Interim distributions discounted upon receipt to 3/31/19
Source: Management projections. 2H 2019E 2020E 2021E (1) Net Income attributable to non-controlling interests is included in consolidated EBITDA; DCF analysis assumes normalized net working capital.
(2) Fully consolidated enterprise value analysis; implied Ulysses share price calculated based on eliminating Abe publicly-owned LP interest at market value. 18 (3) Calculated as management-forecasted cash taxable income + elimination of tax shield from interest expense.
(4) Dividend policy assumed constant in both SQ and PF scenarios , across all operating scenarios.
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PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SQ Ulysses Sum-of-the-Parts Analysis

Ulysses SOTP

		FY 2019E Multiple[1]		Enterprise Value	
	FY 2019E EBITDA	Low	High	Low	High
SQ Ulysses Businesss Segments					
Midstream & Marketing	$230	9.5x	11.5x	$2,189	$2,650
Utilities	$324	10.0x	12.0x	$3,243	$3,891
International	$420	8.0x	10.0x	$3,358	$4,197
Total Enterprise Value				$8,790	$10,739
Less Net Debt				($1,547)	($1,547)
Equity Value				$7,243	$9,192
	FY 2019E GP/IDR Cashflow	FY 2019E Distribution Yield[2]		Equity Value	
Abe					
GP Equity Value	$50	12.6%	12.6%	$395	$395
Abe FD LP Equity Value				$2,828	$2,828
Abe Equity Value				$3,223	$3,223
Less Abe NCI				($2,103)	($2,103)
Total SQ Ulysses Equity Value				$8,363	$10,312
Ulysses FD Shares O/S				177.8	177.8
Implied SQ Ulysses Share Price				$47.04	$58.01

SQ EBITDA Mix[3]


Abe
20%
Midstream
& Marketing
19%
International
34%
Utilities
27%

Source: Management Projections and FactSet as of 2/8/2019.
Note: Corporate revenue & other income / expenses allocated pro-rata to business units on basis of business unit contribution of gross revenue / gross expenses respectively.
1. Based on comparable C-Corp, LDC's, and Propane Distributors median 2019E EV/EBITDA.
2. Based on Abe 2019E distribution yield.
3. Total EBITDA attributable to Ulysses shareholders, excluding portion attributable to noncontrolling interest in Abe. Abe EBITDA allocated ~38% to Ulysses unitholders, proportionately to distributions received.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

19

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
V. Transaction Analysis

Tudorpickering Holt&co energy investment & merchant banking

Has / Gets Analysis | Abe Base Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe $3.80 Annual Dist. Policy
Targeted Leverage & Coverage Policy

Has-Standalone Abe Implied Unit Price

Discounted Levered DCF Analysis

Abe $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$29.89	$35.91	$41.93
10.0%	$28.41	$34.05	$39.70
12.0%	$27.03	$32.33	$37.64

Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.73	$36.96	$43.20
10.0%	$29.20	$35.04	$40.89
12.0%	$27.78	$33.27	$38.76

Discounted Distribution Analysis

Abe $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$29.81	$34.57	$42.30
10.0%	$28.27	$32.73	$39.98
12.0%	$26.84	$31.03	$37.84

Gets-XR Adjusted PF Ulysses Implied Share Price |0.5757x XR[1]

Discounted Cash Flow | Unlevered FCF[2]

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$32.34	$38.44	$44.54
4.75%	$31.68	$37.67	$43.67
5.50%	$31.04	$36.93	$42.81

Discounted Dividend Analysis

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.54	$31.23	$38.60
5.25%	$26.16	$30.76	$38.00
6.00%	$25.78	$30.30	$37.41

Source: Management projections and FactSet as of 2/8/2019.
(1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.

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21

Has / Gets Analysis | Abe Historical Weather Case

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

Abe $3.80 Annual Dist. Policy
Targeted Leverage & Coverage Policy

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

Abe $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$27.45	$32.93	$38.40
10.0%	$26.10	$31.23	$36.37
12.0%	$24.85	$29.67	$34.49

Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$28.44	$34.16	$39.89
10.0%	$27.03	$32.40	$37.77
12.0%	$25.73	$30.77	$35.80

Discounted Distribution Analysis

Abe $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$28.18	$32.59	$39.75
10.0%	$26.74	$30.87	$37.59
12.0%	$25.40	$29.28	$35.59

XR Adjusted PF Ulysses Implied Share Price | 0.5757x XR[1]

Discounted Cash Flow | Unlevered FCF[2] | Discounted at WACC

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$31.31	$37.27	$43.22
4.75%	$30.67	$36.52	$42.37
5.50%	$30.04	$35.79	$41.53

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.54	$31.23	$38.60
5.25%	$26.16	$30.76	$38.00
6.00%	$25.78	$30.30	$37.41

Source: Management projections and FactSet as of 2/8/2019.
(1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
22

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Has / Gets Analysis | Abe Capital Investment Case

Abe Pre – Unitholder Tax | Valuation Effective Date: 3/31/2019

Legend: Abe $3.80 Annual Dist. Policy (dark green); Targeted Leverage & Coverage Policy (light green)

Stand Alone Abe Implied Unit Price

Discounted Levered DCF Analysis

Abe $3.80 Annual Dist. Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$30.84	$37.20	$43.56
10.0%	$29.29	$35.26	$41.22
12.0%	$27.86	$33.46	$39.06

Targeted Leverage & Coverage Policy

Discount Rate	2023E DCF Multiple 6.0x	8.0x	10.0x
8.0%	$31.45	$37.97	$44.50
10.0%	$29.87	$35.99	$42.10
12.0%	$28.40	$34.15	$39.89

Discounted Distribution Analysis

Abe $3.80 Annual Dist. Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$33.99	$39.30	$47.94
10.0%	$32.24	$37.23	$45.33
12.0%	$30.63	$35.31	$42.92

Targeted Leverage & Coverage Policy

Discount Rate	2023E Distribution Yield 13.0%	10.5%	8.0%
8.0%	$30.74	$35.72	$43.81
10.0%	$29.14	$33.81	$41.39
12.0%	$27.66	$32.04	$39.16

XR Adjusted PF Ulysses Implied Share Price | 0.5757x XR(1)

Discounted Cash Flow | Unlevered FCF(2) | Discounted at WACC

Discount Rate	2022E Terminal Multiple 8.5x	10.0x	11.5x
4.00%	$32.75	$38.94	$45.13
4.75%	$32.09	$38.16	$44.24
5.50%	$31.44	$37.40	$43.37

Discounted Distribution Analysis

Discount Rate	2022E Distribution Yield 2.75%	2.25%	1.75%
4.50%	$26.54	$31.23	$38.60
5.25%	$26.16	$30.76	$38.00
6.00%	$25.78	$30.30	$37.41

Source: Management projections and FactSet as of 2/8/2019.
(1) Implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit. Cash consideration added to implied share price at 0.5000x XR.
(2) Unlevered free cash flow defined as PF Ulysses EBITDA less cash taxes and capital expenditures.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

23

PRELIMINARY CONFIDENTIAL DRAFT Accretion / (Dilution) Subject to Further Review & Revision
Pre – Unitholder Tax(1) | Abe Base Case
Abe Distribution Accretion / (Dilution)—%
At 0.5757x Exchange Ratio No Cut Cut
Assumptions
(78.1%) (77.2%) (77.8%)
∎ All-in XR applied to calculate pro forma share count as if (80.0%) cash component is utilized to purchase secondary Ulysses shares by current Abe unitholders (81.1%) (80.4%)
(83.4%) (81.9%) (77.2%) (77.8%) (78.1%) (80.0%)
∎ Estimates of pro forma CFPS incorporate step-up 743(b) tax 2019E 2020E 2021E 2022E depreciation and cash taxes
(81.9%) (81.1%) (80.4%)
∎ EBITDA synergies of $5 MM per year per Ulysses management (83. $3.4%) 80 $3.80 $3.80 $3.80 included in pro forma forecast 2019E $3.15 2020E $3.15 2021E $3.15 $ 2022E 3.36 $0.63 $0.69 $0.72 $0.75
($3.17) ($3.11) ($3.08) ($3.05) Status Quo Abe (No Cut): ($ $3. 2.80 52) ($ $3. 2.80 46) ($ $2. 3.43) 80 ($ $2. 3.61) 80
Status Quo Abe (Cut): (1) $3.15 $3.15 $3.15 $3.36
Pro Forma Ulysses at 0.5757x: $0.63 $0.69 $0.72 $0.75 $ Acc / (Dil) (No Cut): ($3.17) ($3.11) ($3.08) ($3.05) $ Acc / (Dil) (Cut): ($2.52) ($2.46) ($2.43) ($2.61)
Ulysses EPS Accretion / (Dilution)—% Ulysses CFPS Accretion / (Dilution)—%
0.3%
(0.9%) (1.6%) (2.5%)
(6.6%) (7.2%) (7.0%) (8.2%)
2019E 2020E 2021E 2022E 2019E 2020E 2021E 2022E
Status Quo Ulysses: $2.90 $3.13 $3.44 $3.70 Status Quo Ulysses: $5.81 $6.70 $7.27 $7.47 Pro Forma Ulysses: $2.66 $2.90 $3.20 $3.46 Pro Forma Ulysses: $5.67 $6.72 $7.20 $7.35 $ Acc / (Dil): ($0.24) ($0.23) ($0.24) ($0.25) $ Acc / (Dil): ($0.14) $0.02 ($0.06) ($0.12)
___________________________________ 24 Source: Management projections and FactSet as of 2/8/2019.
(1) Pre – Unitholder Tax; 0.5757x represents implied XR at 0.5000x equity XR and cash consideration of $4.03 / unit.
Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Precedents & Premiums | MLP Transactions Analysis

A	B	C	F	E	D	G	H	I	J	K
Announcement Date	Acquiror	Target	Equity Value Acquired	Adj. Transaction Value[1,3]	Transaction Value	Unaffected 1-Day Premium	% Cash	Taxable Transaction	Buyer Type	Transaction Type
11/26/18	Dominion Energy Inc	Dominion Energy Midstream Partners LP	$1,262	$3,584	$3,598	0.9%	0%	No	C-Corp	Affiliate
11/26/18	Arclight Capital	TransMontaigne Partners L.P.	536	1,232	1,247	12.6%	100%	NA	PE	Affiliate
11/8/18	Western Gas Equity Partners LP	Western Gas Partners, LP	5,763	12,603	12,781	7.6%	0%	No	MLP	Affiliate
10/22/18	EnLink Midstream LLC	EnLink Midstream Partners, L.P.	5,084	12,221	12,236	1.1%	0%	Yes	C-Corp	Affiliate
10/18/18	Valero Energy Corporation	Valero Energy Partners LP	1,976	3,734	3,788	6.0%	100%	Yes	C-Corp	Affiliate
10/9/18	Antero Midstream GP LP	Antero Midstream Partners LP	5,908	7,548	7,548	6.5%	11%	Yes	C-Corp	Affiliate
9/18/18	Enbridge Inc.	Enbridge Energy Partners	2,742	15,541	15,562	11.6%	0%	Yes	C-Corp	Affiliate
8/24/18	Enbridge Inc.	Spectra Energy Partners, LP	3,276	26,945	27,810	19.4%	0%	Yes	C-Corp	Affiliate
8/1/18	Energy Transfer Equity, L.P.	Energy Transfer Partners	27,179	66,915	66,981	11.2%	0%	No	MLP	Affiliate
6/19/18	Cheniere Energy Inc.	Cheniere Energy Partners LP Holdings	1,240	5,526	5,651	10.7%	0%	No	C-Corp	Affiliate
5/17/18	Williams Companies	Williams Partners, LP	10,427	56,013	57,793	16.5%	0%	Yes	C-Corp	Affiliate
3/26/18	Tall Grass Energy GP, LP	Tallgrass Energy Partners, LP	1,686	8,083	8,361	(18.4%)	0%	Yes	C-Corp	Affiliate
2/7/18	Terra Nitrogen GP, Inc.	Terra Nitrogen Co. LP	387	1,432	1,474	3.7%	100%	Yes	C-Corp	Affiliate
1/2/18	Archrock, Inc	Archrock Partners, LP	607	2,358	2,438	23.4%	0%	Yes	C-Corp	Affiliate
8/29/17	Zenith Energy US, LP	Arc Logistics Partners LP	407	736	736	15.2%	100%	Yes	PE	3rd Party
10/25/16	Energy Transfer Partners, LP	PennTex Midstream Partners, LP	640	789	789	43.3%	50%	Yes	MLP	Affiliate
3/2/17	VTTI, B.V	VTTI Energy Partners, LP	481	1,842	1,867	6.0%	100%	Yes	C-Corp	Affiliate
4/3/17	World Point Terminals, Inc.	World Point Terminals, LP	159	570	594	5.8%	100%	Yes	C-Corp	Affiliate
2/1/17	ONEOK, Inc	ONEOK Partners, LP	9,309	22,380	23,654	25.8%	0%	Yes	C-Corp	Affiliate
1/27/17	Enbridge Energy Company	Midcoast Energy Partners, LP	170	1,194	1,176	(8.6%)	100%	Yes	C-Corp	Affiliate
11/21/16	Sunoco Logistics Partners, LP	Energy Transfer Partners, LP	21,965	54,455	54,455	(0.2%)	0%	No	MLP	Affiliate
10/24/16	American Midstream Partners LP	JP Energy Partners LP	302	476	476	9.1%	0%	No	MLP	3rd Party
9/26/16	Transcanada	Columbia Pipeline Partners	915	3,384	3,464	9.9%	100%	Yes	C-Corp	Affiliate
5/30/16	SemGroup Corp.	Rose Rock Midstream	771	2,034	2,034	0.0%	0%	Yes	C-Corp	Affiliate
11/3/15	Targa Resources Corp.	Targa Resources Partners LP	6,672	12,138	12,229	18.4%	0%	Yes	C-Corp	Affiliate
8/1/16	Transocean, Inc	Transocean Partners	259	1,153	1,202	20.8%	0%	No	C-Corp	Affiliate
10/26/15	Western Refining, Inc.	Northern Tier Energy	1,982	5,185	5,286	11.7%	65%	Yes	C-Corp	3rd Party
7/13/15	MPLX LP	MarkWest Energy Partners, LP	16,612	22,360	22,360	36.3%	8%	No	MLP	3rd Party
5/6/15	Crestwood Equity Partners, LP	Crestwood Midstream Partners	3,381	6,901	6,920	17.2%	0%	No	MLP	Affiliate
4/6/15	Tesoro Logistics LP	QEP Midstream Partners LP	394	1,104	1,145	(14.0%)	0%	No	MLP	Affiliate
1/26/15	Energy Transfer Partners, LP	Regency Energy Partners LP	11,276	18,593	18,593	13.2%	1%	No	MLP	Affiliate
10/26/14	Williams Partners LP	Access Midstream Partners LP	21,944	34,256	34,256	(5.7%)	0%	No	MLP	Affiliate
10/13/14	Targa Resources Partners LP	Atlas Pipeline Partners LP	3,866	6,002	6,002	15.0%	3%	No	MLP	3rd Party
11/12/14	Enterprise Products Partners LP	Oiltanking Partners LP	1,392	4,243	4,289	(0.9%)	0%	No	PE	Affiliate
8/10/14	Kinder Morgan Inc.	Kinder Morgan Energy Partners	27,351	52,351	52,566	12.0%	12%	Yes	C-Corp	Affiliate
8/10/14	Kinder Morgan Inc.	El Paso Pipeline Partners	5,421	13,193	13,677	15.4%	12%	Yes	C-Corp	Affiliate
7/24/14	Breitburn Energy Partners	QR Energy LP	1,811	2,856	2,856	17.5%	19%	No	MLP	3rd Party
10/10/13	Regency Energy Partners LP	PVR Partners LP	3,931	5,659	5,659	25.7%	1%	No	MLP	3rd Party
8/27/13	Plains All American LP	PAA Natural Gas Storage LP	755	2,434	2,531	8.5%	0%	No	MLP	Affiliate
5/6/13	Inergy Midstream LP	Crestwood Midstream Partners LP	1,661	2,643	2,643	14.5%	4%	No	MLP	3rd Party
1/29/13	Kinder Morgan Energy Partners LP	Copano Energy LLC	3,911	4,858	4,858	23.5%	0%	No	MLP	3rd Party
2/23/11	Enterprise Products Partners	Duncan Energy Partners LP	1,006	2,973	3,282	28.1%	0%	No	MLP	Affiliate
C-Corp Buying MLP	Median		$1,831	$5,355	$5,469	10.3%	0%			
	Mean		4,004	11,746	12,000	9.0%	32%			
Affiliate	Median		$1,686	$5,526	$5,651	9.9%	0%			
	Mean		5,525	13,931	14,121	9.3%	24%			
Taxable Transaction	Median		$1,976	$5,185	$5,286	11.6%	12%			
	Mean		4,113	11,889	12,147	10.7%	40%			
Overall	Median		$1,894	$5,021	$5,072	11.7%	0%			
	Mean		5,162	12,155	12,306	11.3%	23%			
Current (2/8/2019)	Ulysses	Abe	$2,121	$5,659	$5,671	1.6%	13%	Yes	C-Corp	Affiliate
Current Premium to Abe at Proposal Date (1/25/2019)	Ulysses	Abe	$2,121	$5,659	5,671	2.5%	13%	Yes	C-Corp	Affiliate
Current Premium to Abe at Pre-Investor Day (12/3/2018)	Ulysses	Abe	$2,121	$5,659	5,671	(16.5%)	13%	Yes	C-Corp	Affiliate

Source: Company filings, press releases, presentations and FactSet for pricing data. Represents precedent MLP transactions by affiliated and third party MLPs, Public GPs and C-Corps since 2011.
Note: Considers transactions where target is an MLP.
(1) Based on Wall Street research.
(2) Non-adjusted transaction TEV values affiliated and non-affiliated units at offer price.
(3) Adjusted transaction TEV value affiliated units at market price and non-affiliated units at offer price.

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

25

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Supplemental Analysis

Tudorpickering Holt&co energy investment & merchant banking

Illustrative Transaction Tax Implications

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

At Proposal | With and Without State Taxes

SUBJECT TO TAX COUNSEL REVIEW

Average Tax Basis Calculation(1)

- The average tax paid with and without state taxes is $9.94 & $8.60 respectively per unit for public Abe unitholders as of 2H 2019

FY 1H 2019E Basis	
January 2018A Tax Basis	$13.41
(+) FY 2018A Q2-Q4 Allocated Net Income	0.57
(+) FY 2019E Q1-Q2 Allocated Net Income	0.95
(-) FY 2018A Q2, Q3, & Q4 Distributions	2.85
(-) FY 2019E Q1-Q2 Distributions	1.90
FY 1H 2019E Basis	**$10.18**

Unitholder Trade Group(2)	Active Units	% of Public	Basis(3)	Ordinary Gain(3)	Capital Gain(3)
May 1995 - Dec. 2010	12,044,321	17%	$0.04	$4.97	$0.34
Jan. 2011 - Dec. 2013	10,693,961	15%	$1.07	$4.20	($0.53)
Jan. 2014 - Dec. 2014	11,715,648	17%	$2.01	$4.31	($1.12)
Jan. 2015 - Dec. 2015	6,423,910	9%	$1.38	$2.13	($0.67)
Jan. 2016 - Dec. 2016	14,091,793	20%	$3.25	$4.11	($1.11)
Jan. 2017 - Dec. 2017	12,903,239	19%	$5.03	$2.67	($1.98)
Jan. 2018 - Jan. 2018	1,182,662	2%	$0.63	$0.12	($0.22)
Total	69,055,533	100%	$13.41	$22.52	($5.30)

Detailed Calculation of Ordinary and Capital Gains

Average Unitholder	
UGI Share Price	$53.21
Exchange Ratio	0.5000x
Cash Consideration	$4.03
Offer Price	$30.64
Average 1H 2019E Tax Basis	**$10.18**
Detail of Gains (per Unit)	
Average Ordinary Gain / (Loss)(4)	$25.75
Average Capital Gain / (Loss)(4)	(5.30)
Total Gain	**$20.46**
Tax on Gain (per Unit)	
Federal Ordinary Income Tax Rate	37.0%
Individual MLP Investor Deduction Rate	20.0%
Adjusted Ordinary Tax Rate	29.6%
ACA Tax	3.8%
Federal Tax Rate	33.4%
Federal Capital Gains Tax Rate	23.8%
Effective State Tax Rate(3)	0.0%
Tax on Ordinary Gain	$8.60
Effective Ordinary Gain Tax Rate	*33.4%*
Tax on Capital Gain	($1.26)
Effective Capital Gain Tax Rate	*23.8%*
State Tax Ordinary Income(5)	$0.00
Effective Ordinary Gain Tax Rate	*0.0%*
State Tax Capital Gain(5)	$0.00
Effective Capital Gains Tax Rate	*0.0%*
Total Tax on Gain(6)	**$8.60**
Total Effective Tax Rate	*33.4%*

Average Unitholder	
UGI Share Price	$53.21
Exchange Ratio	0.5000x
Cash Consideration	$4.03
Offer Price	$30.64
Average 1H 2019E Tax Basis	**$10.18**
Detail of Gains (per Unit)	
Average Ordinary Gain / (Loss)(4)	$25.75
Average Capital Gain / (Loss)(4)	(5.30)
Total Gain	**$20.46**
Tax on Gain (per Unit)	
Federal Ordinary Income Tax Rate	37.0%
Individual MLP Investor Deduction Rate	20.0%
Adjusted Ordinary Tax Rate	29.6%
ACA Tax	3.8%
Federal Tax Rate	33.4%
Federal Capital Gains Tax Rate	23.8%
Effective State Tax Rate(3)	5.2%
Tax on Ordinary Gain	$8.60
Effective Ordinary Gain Tax Rate	*33.4%*
Tax on Capital Gain	($1.26)
Effective Capital Gain Tax Rate	*23.8%*
State Tax Ordinary Income(5)	$1.34
Effective Ordinary Gain Tax Rate	*5.2%*
State Tax Capital Gain(5)	($0.27)
Effective Capital Gains Tax Rate	*5.2%*
Total Tax on Gain(6)	**$9.94**
Total Effective Tax Rate	*38.6%*

Source: Company Management, FactSet as of 2/8/2019 and Wall Street research.
(1) Provided by management.
(2) Trade group and active unitholder data as of January 31, 2018.
(3) Weighted average by active unit as a percent of total outstanding active units.
(4) Capital and Ordinary gains as of Jan. 2018; incremental ordinary gains due to rolled forward basis added to ordinary gains.
(5) Per discussions with management, state tax rate determined by using a weighted average of 50 state income tax rates and median federal taxable income brackets for married and single filers.
(6) Taxes Payable on Ordinary gain not offset by Capital losses.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

27

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Net Tax Exchange Ratio Calculation Detail
SUBJECT TO TAX COUNSEL REVIEW
A B C D E F G H I
Secondary Equity Equity
Gross Cash Cash Net Cash Shares Net After-Component (1) All-In XR Taxes Payable Component Consideration Component XR Consideration Purchased / Tax XR
XR XR (2) (Sold)
At proposal $4.03 0.5000x 0.0757x 0.5757x ($9.94) ($5.91) 0.5000x (0.1110x) 0.3890x
_____________________________________ 28 Source: FactSet as of 2/8/2019.
(1) Based on Ulysses spot price.
Tudorpickering Holt&co energy investment & merchant banking

SQ Abe After Tax Cash Flow

10.5% Terminal Yield Value | Abe $3.80 Annual Dist. Policy

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

SUBJECT TO TAX COUNSEL REVIEW

	2H 2019E	2020E	2021E	2022E	2023E
BT LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80
AT LP Distribution Per Unit	$1.87	$3.74	$3.74	$3.74	$3.74
Discount Factor	0.976	0.909	0.826	0.751	0.683
PV of LP Dist. per Unit	$1.83	$3.40	$3.09	$2.81	$2.56
Disc. LP Dist. Total					$13.69
Terminal Yield					10.5%
Implied Terminal Future Value per Unit					$36.19

Average Purchase Price	$40.08
Existing RoC	($29.90)
Beginning Tax Basis	**$10.18**

	2H 2019E	2020E	2021E	2022E	2023E
Beg. Avg. Tax Basis / Unit	$10.18	$9.47	$8.18	$6.95	$5.80
Less: Distributions / Unit	(1.90)	(3.80)	(3.80)	(3.80)	(3.80)
Plus: Net Income Allocated	1.20	2.50	2.57	2.65	2.72
Avg. EOY Basis / Unit	**$9.47**	**$8.18**	**$6.95**	**$5.80**	**$4.71**
Implied Terminal Value per Unit					$36.19
Less: Basis at EOY 2023E					($4.71)
Gain Subject to Tax					$31.48
Capital Gain					$1.72
Ordinary Gain					$29.75
Total Gain					**$31.48**
Total Tax on Gain per Unit					
Tax on Ordinary Gain - 33.4%					$9.94
Tax on Capital Gain - 23.8%					0.41
State Tax on Ordinary Income - 5.2%					1.54
State Tax on Capital Gain - 5.2%					0.09
Total Tax on Gain					**$11.98**
Total Effective Tax Rate					*38.1%*
After-Tax Future Value per Unit					$24.21
Terminal Disc. Factor					*0.651*
Implied Present Value per Unit at 11% Terminal Yield					$29.46

Source: Management projections and FactSet as of 2/8/2019.
Note: Discounted at midpoint discount rate of 10%.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

29

SQ Abe After Tax Cash Flow

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

10.5% Terminal Yield Value | Targeted Leverage & Coverage Policy

SUBJECT TO TAX COUNSEL REVIEW

	2H 2019E	2020E	2021E	2022E	2023E
BT LP Distribution Per Unit	$1.58	$3.15	$3.15	$3.36	$3.36
AT LP Distribution Per Unit	$1.55	$3.09	$3.09	$3.30	$3.30
Discount Factor	0.976	0.909	0.826	0.751	0.683
PV of LP Dist. per Unit	$1.51	$2.81	$2.55	$2.48	$2.25
Disc. LP Dist. Total					$11.61
Terminal Yield					10.5%
Implied Terminal Future Value per Unit					$31.96

Average Purchase Price	$40.08
Existing RoC	($29.90)
Beginning Tax Basis	**$10.18**

	2H 2019E	2020E	2021E	2022E	2023E
Beg. Avg. Tax Basis / Unit	$10.18	$9.93	$9.61	$9.43	$9.13
Less: Distributions / Unit	(1.58)	(3.15)	(3.15)	(3.36)	(3.36)
Plus: Net Income Allocated	1.33	2.83	2.97	3.05	3.16
Avg. EOY Basis / Unit	**$9.93**	**$9.61**	**$9.43**	**$9.13**	**$8.94**

Implied Terminal Value per Unit	$31.96
Less: Basis at EOY 2023E	($8.94)
Gain Subject to Tax	$23.03
Capital Gain	($6.73)
Ordinary Gain	$29.75
Total Gain	**$29.75**
Total Tax on Gain per Unit	
Tax on Ordinary Gain - 33.4%	$9.94
Tax on Capital Gain - 23.8%	0.00
State Tax on Ordinary Income - 5.2%	1.54
State Tax on Capital Gain - 5.2%	0.00
Total Tax on Gain	**$11.48**
Total Effective Tax Rate	*38.6%*
After-Tax Future Value per Unit	$20.48
Terminal Disc. Factor	*0.651*
Implied Present Value per Unit at 11% Terminal Yield	$24.95

Source: Management projections and FactSet as of 2/8/2019.
Note: Discounted at midpoint discount rate of 10%.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

30

PF Ulysses After Tax Cash Flow

21.0x Terminal P/E Value

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

At 0.3890x Exchange Ratio

SUBJECT TO TAX COUNSEL REVIEW

		2H 2019E	2020E	2021E	2022E	Terminal
Tax Basis at 1H 2019E		$10.18				
Stepped Up Basis Upon Close		$30.64				
PF Ulysses Earnings per Share					$3.46	
XR Adj. PF Ulysses Earnings per Share					$1.34	
PF Ulysses BT Dist. per Share		$0.55	$1.20	$1.25	$1.30	
XR Adj. PF Ulysses BT Dist. per Share		$0.21	$0.47	$0.48	$0.50	
% RoC		0%	0%	0%	0%	
% QD		100%	100%	100%	100%	
Return of Capital		$0.00	$0.00	$0.00	$0.00	
Qualified Dividends		($0.05)	($0.11)	($0.12)	($0.12)	
Project Tax Liability		($0.05)	($0.11)	($0.12)	($0.12)	
XR Adj. PF Ulysses AT Dist. per Share		$0.16	$0.35	$0.37	$0.38	
Terminal P/E						21.0x
Sale at 9/30/22 - Terminal FV per XR Adj. PF Ulysses Share						$28.23
Less: Basis on Conversion						($30.64)
Plus: Dividends Treated as Return of Capital						$0.00
Gain on Sale	Tax Rate[(1)]					($2.40)
Tax on Gain	29.0%					$0.00
Sale at 9/30/22 - Terminal FV per XR Adj. PF Ulysses Share						$28.23
Less: Taxes on Gain						$0.00
Net Proceeds						**$28.23**
Total Net Cash Flow		$0.16	$0.35	$0.37	$0.38	$28.23
Total Cash In Flow		$0.21	$0.47	$0.48	$0.50	$28.23
Total Cash Out Flow - Tax on Dividends		($0.05)	($0.11)	($0.12)	($0.12)	$0.00
Discount Factor		0.987	0.950	0.903	0.858	0.836
Implied Present Value per Share		$0.16	$0.34	$0.33	$0.33	$23.60
XR Adj. PF Ulysses Implied Present Value per Share						$24.76

- *Abe current price of $30.14 as of 2/8/2019*
- *Cash consideration used to pay part of taxes for an average public Abe unitholder; additional cash made available by Ulysses secondary shares*

Source: Management projections and FactSet as of 2/8/2019.
Note: Discounted at midpoint discount rate of 5.25%.
Note: QD / RoC split is per management guidance.
(1) Inclusive of Federal & State capital gains taxes.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

31

PRELIMINARY CONFIDENTIAL DRAFT Summary of Material Changes Subject to Further Review & Revision
Updates since 2/12/2019 Materials
∎ Adjusted terminal distributable cash flow multiple range to 6.0x – 10.0x for Abe Dscounted Distributable Cash Flow analysis∎ Adjusted terminal yield range to 8.0% – 13.0% for Abe Discounted Distribution analysis∎ Incorporated two additional corporate propane precedent transactions∎ Adjusted to unlevered cash taxes in Ulysses Unlevered Discounted Cash Flow Analysis

Tudorpickering Holt&co energy investment & merchant banking

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Appendix

Tudorpickering Holt&co energy investment & merchant banking

Abe DCF Analysis

Abe Revised Budget Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Discounted Levered DCF Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.88	$3.82	$3.88	$3.92	$3.94
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.84	$3.47	$3.21	$2.94	
Disc. LP DCF Total					$11.46
Terminal Mulitple					8.0x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$22.59
Implied Present Value per Unit					$34.05
LP DCF / LP Dist. Coverage	*0.99x*	*1.00x*	*1.02x*	*1.03x*	*1.04x*
Total Debt / EBITDA	*4.61x*	*4.59x*	*4.61x*	*4.65x*	*4.62x*

Discounted Distribution Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.85	
Disc. LP Dist. Total					$11.31
Terminal Yield					10.5%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$25.93
Implied Equity Value per Unit					$37.23
LP DCF / LP Dist. Coverage	*0.99x*	*1.00x*	*1.02x*	*1.03x*	*1.04x*
Total Debt / EBITDA	*4.61x*	*4.59x*	*4.61x*	*4.65x*	*4.62x*

Discounted Levered DCF Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.89	$3.86	$3.96	$4.03	$4.08
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.85	$3.51	$3.27	$3.03	
Disc. LP DCF Total					$11.66
Terminal Mulitple					8.0x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$23.39
Implied Present Value per Unit					$35.04
LP DCF / LP Dist. Coverage	*1.20x*	*1.23x*	*1.26x*	*1.20x*	*1.20x*
Total Debt / EBITDA	*4.45x*	*4.27x*	*4.11x*	*3.99x*	*3.85x*

Discounted Distribution Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.58	$3.15	$3.15	$3.36	$3.40
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.54	$2.86	$2.60	$2.52	
Disc. LP Dist. Total					$9.53
Terminal Yield					10.5%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$23.20
Implied Equity Value per Unit					$32.73
LP DCF / LP Dist. Coverage	*1.20x*	*1.23x*	*1.26x*	*1.20x*	*1.20x*
Total Debt / EBITDA	*4.45x*	*4.27x*	*4.11x*	*3.99x*	*3.85x*

Source: Management projections.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

34

Abe DCF Analysis

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Historical Weather Case | Valuation Effective Date: 3/31/2019

Discounted Levered DCF Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.88	$3.53	$3.58	$3.59	$3.58
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.84	$3.21	$2.96	$2.69	
Disc. LP DCF Total					$10.70
Terminal Mulitple					8.0x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$20.53
Implied Present Value per Unit					$31.23
LP DCF / LP Dist. Coverage	*0.99x*	*0.93x*	*0.94x*	*0.94x*	*0.94x*
Total Debt / EBITDA	*4.61x*	*5.10x*	*5.29x*	*5.52x*	*5.58x*

Discounted Distribution Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.85	
Disc. LP Dist. Total					$11.31
Terminal Yield					10.5%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$25.93
Implied Equity Value per Unit					$37.23
LP DCF / LP Dist. Coverage	*0.99x*	*0.93x*	*0.94x*	*0.94x*	*0.94x*
Total Debt / EBITDA	*4.61x*	*5.10x*	*5.29x*	*5.52x*	*5.58x*

Discounted Levered DCF Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.89	$3.60	$3.67	$3.71	$3.75
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.85	$3.27	$3.03	$2.79	
Disc. LP DCF Total					$10.94
Terminal Mulitple					8.0x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$21.46
Implied Present Value per Unit					$32.40
LP DCF / LP Dist. Coverage	*1.20x*	*1.14x*	*1.16x*	*1.18x*	*1.19x*
Total Debt / EBITDA	*4.45x*	*4.75x*	*4.75x*	*4.77x*	*4.65x*

Discounted Distribution Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.58	$3.15	$3.15	$3.15	$3.15
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.54	$2.86	$2.60	$2.37	
Disc. LP Dist. Total					$9.37
Terminal Yield					10.5%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$21.50
Implied Equity Value per Unit					$30.87
LP DCF / LP Dist. Coverage	*1.20x*	*1.14x*	*1.16x*	*1.18x*	*1.19x*
Total Debt / EBITDA	*4.45x*	*4.75x*	*4.75x*	*4.77x*	*4.65x*

Source: Management projections.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

35

Abe DCF Analysis

Abe Capital Investment Case | Valuation Effective Date: 3/31/2019

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Discounted Levered DCF Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.88	$3.70	$3.87	$4.00	$4.16
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.84	$3.37	$3.20	$3.01	
Disc. LP DCF Total					$11.41
Terminal Mulitple					8.0x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$23.85
Implied Present Value per Unit					$35.26
LP DCF / LP Dist. Coverage	*0.99x*	*0.97x*	*1.02x*	*1.05x*	*1.10x*
Total Debt / EBITDA	*4.61x*	*4.73x*	*4.63x*	*4.48x*	*4.26x*

Discounted Distribution Analysis

Supplemental Calculation Detail | $3.80 Annual Dist. Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.90	$3.80	$3.80	$3.80	$3.80
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.86	$3.45	$3.14	$2.85	
Disc. LP Dist. Total					$11.31
Terminal Yield					10.5%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$25.93
Implied Equity Value per Unit					$37.23
LP DCF / LP Dist. Coverage	*0.99x*	*0.97x*	*1.02x*	*1.05x*	*1.10x*
Total Debt / EBITDA	*4.61x*	*4.73x*	*4.63x*	*4.48x*	*4.26x*

Discounted Levered DCF Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP DCF per Unit	$1.88	$3.72	$3.91	$4.08	$4.27
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP DCF per Unit	$1.84	$3.38	$3.23	$3.06	
Disc. LP DCF Total					$11.52
Terminal Mulitple					8.0x
Terminal Disc. Factor					0.716
Implied Terminal Value per Unit					$24.47
Implied Present Value per Unit					$35.99
LP DCF / LP Dist. Coverage	*1.20x*	*1.18x*	*1.25x*	*1.20x*	*1.20x*
Total Debt / EBITDA	*4.61x*	*4.57x*	*4.31x*	*3.99x*	*3.68x*

Discounted Distribution Analysis

Supplemental Calculation Detail | Targeted Leverage & Coverage Policy

	2H 2019E	2020E	2021E	2022E	2023E
LP Distribution Per Unit	$1.57	$3.14	$3.14	$3.40	$3.56
Discount Factor	0.976	0.909	0.826	0.751	
PV of LP Dist. per Unit	$1.53	$2.85	$2.59	$2.55	
Disc. LP Dist. Total					$9.53
Terminal Yield					10.5%
Terminal Disc. Factor					0.716
Implied Terminal PV per Unit					$24.27
Implied Equity Value per Unit					$33.81
LP DCF / LP Dist. Coverage	*1.20x*	*1.18x*	*1.25x*	*1.20x*	*1.20x*
Total Debt / EBITDA	*4.61x*	*4.57x*	*4.31x*	*3.99x*	*3.68x*

Source: Management projections.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

36

PRELIMINARY CONFIDENTIAL DRAFT Subject to Further Review & Revision
Cost of Capital

Tudorpickering Holt&co energy investment & merchant banking

SQ Abe Cost of Equity Analysis

Comparable Public Company Yield-Based Cost of Equity

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Abe Cost of Equity

Barra Beta

	Low	High
Raw Beta [(2)]	0.68	0.92
Spot Risk-Free Rate [(3)]	2.9%	2.9%
Equity Risk Premium [(4)]	6.0%	6.0%
Cost of Equity	**7.0%**	**8.5%**

Cost of Equity

Sensitized Peer Total Return

	Low	High
Cost of Equity	**14.1%**	**15.1%**

Expected Total Return

	A	B	C	D	E	F
	Company	Expected 2019E - 2022E Distribution CAGR	Long-Term Economic Growth Estimate	Expected Growth [(1)]	Current Yield	Implied Total Return
Low Growth MLPs	Buckeye Partners LP	4.5%	4.0%	4.1%	9.7%	13.8%
	GasLog Partners LP	4.5%	4.0%	4.1%	9.6%	13.7%
	Genesis Energy LP	4.6%	4.0%	4.1%	11.0%	15.1%
	Global Partners LP	0.0%	4.0%	3.4%	10.0%	13.4%
	Golar LNG Partners LP	0.1%	4.0%	3.4%	12.4%	15.8%
	Holly Energy Partners LP	0.4%	4.0%	3.5%	9.3%	12.8%
	KNOT Offshore Partners LP	0.0%	4.0%	3.4%	11.2%	14.6%
	Martin Midstream Partners LP	0.0%	4.0%	3.4%	16.1%	19.5%
	NGL Energy Partners LP	2.7%	4.0%	3.8%	14.4%	18.2%
	NuStar Energy LP	0.0%	4.0%	3.4%	9.7%	13.1%
	PBF Logistics LP	2.4%	4.0%	3.8%	9.1%	12.9%
	Summit Midstream Partners LP	0.0%	4.0%	3.4%	18.3%	21.7%
	Sunoco LP	0.0%	4.0%	3.4%	11.4%	14.8%
	TC PipeLines LP	0.0%	4.0%	3.4%	8.5%	11.9%
	USA Compression Partners LP	0.0%	4.0%	3.4%	14.7%	18.1%
Propane Dist.	Ferrellgas Partners LP	NA	NA	NA	NA	NA
	Suburban Propane Partners LP	5.1%	4.0%	4.2%	11.0%	15.1%
	Superior Plus Corporation	0.0%	4.0%	3.4%	6.6%	10.0%
	Median	**0.0%**	**4.0%**	**3.4%**	**11.0%**	**14.6%**
	Mean	**1.4%**	**4.0%**	**3.6%**	**11.3%**	**15.0%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 2/8/2019.
(1) Weights Expected Current - 2020E distribution growth estimates 15% and long-term economic growth estimate by 85% to arrive at a long-term distribution growth estimate.
(2) Barra beta as of 12/31/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(3) 20-year treasury bond yield as of 1/29/2019.
(4) Duff & Phelps historical arithmetic premium.
(5) 2021E dividend from May 8th, 2018 RBC equity research report.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

38

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

Ulysses Cost of Capital Analysis

Status Quo

Cost of Equity
Barra Beta

	Low	High
Raw Beta [3]	0.30	0.41
Spot Risk-Free Rate [4]	2.9%	2.9%
Equity Risk Premium [5]	6.0%	6.0%
Cost of Equity	**4.7%**	**5.4%**

Cost of Capital
Barra Beta | SQ Capital Structure

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt [1]	2.7%	4.2%
Market Value of Equity	$9,459	$9,459
Total Debt	$2,756	$2,756
Cost of Capital	**4.3%**	**5.1%**

Cost of Capital
Barra Beta | Optimal Capital Structure[6]

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt [1]	2.7%	4.2%
Market Value of Equity	$9,459	$9,459
Total Debt	$2,542	$2,542
Cost of Capital	**4.3%**	**5.1%**

Pro Forma

Cost of Equity
Barra Beta

	Low	High
Raw Beta [3]	0.30	0.41
Spot Risk-Free Rate [4]	2.9%	2.9%
Equity Risk Premium [5]	6.0%	6.0%
Cost of Equity	**4.7%**	**5.4%**

Cost of Capital
Barra Beta | PF Capital Structure

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt [2]	3.5%	5.0%
Market Value of Equity	$13,187	$13,187
Total Debt	$4,905	$4,905
Cost of Capital	**4.2%**	**5.0%**

Cost of Capital
Barra Beta | Optimal Capital Structure[6]

	Low	High
Cost of Equity	4.7%	5.4%
Cost of Debt [2]	3.5%	5.0%
Market Value of Equity	$13,187	$13,187
Total Debt	$3,966	$3,966
Cost of Capital	**4.2%**	**5.1%**

Source: Bloomberg, Duff & Phelps, FactSet, Federal Reserve, Company filings as of 2/8/2019.
Note: In SQ, debt held at Abe is proportionally consolidated based on LP ownership in the MLP. In PF, debt held at Abe is assumed to be fully consolidated and the cash consideration of $4.03 for each Abe unit is funded using the Ulysses revolver at a 2.275% interest rate. Equity - Based on a 0.500x XR of Ulysses shares for each Abe unit.

(1) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 4.55% cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of debt held at Ulysses.
(2) Illustrative low and high range reflects a -/+ 100 bps range around after tax current 5.56% cost of debt at Ulysses. Ulysses cost of debt calculated using weighted average 7-10 year YTW on the outstanding face value of fully consolidated Ulysses debt.
(3) Barra beta for Ulysses as of 12/31/2018. Illustrative low and high range reflects a -/+ 15% range around Barra beta.
(4) 20-year treasury bond yield as of 1/29/2019.
(5) Duff & Phelps historical arithmetic premium.
(6) Optimal Capital Structure based on Total Debt/2019E EBITDA Ratio of 3.00x.

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
39

PRELIMINARY CONFIDENTIAL DRAFT
Subject to Further Review & Revision

TUDOR PICKERING HOLT & CO | ENERGY INVESTMENT & MERCHANT BANKING

About The Firm

Tudor, Pickering, Holt & Co. is an integrated energy investment and merchant bank, providing high quality advice and services to institutional and corporate clients. Through the company's two broker-dealer units, Tudor, Pickering, Holt & Co. Securities, Inc. (TPHCSI) and Tudor Pickering Holt & Co Advisors LP (TPHCA), members FINRA, together with affiliates in the United Kingdom and Canada, the company offers securities and investment banking services to the energy community. Perella Weinberg Partners Capital Management LP is an SEC registered investment adviser that delivers a suite of energy investment strategies.

The firm, headquartered in Houston, Texas, has approximately 170 employees and offices in Calgary, Canada; Denver, Colorado; New York, New York; and London, England.

Contact Us
Houston (Research, Sales and Trading): 713-333-2960
Houston (Investment Banking): 713-333-7100
Houston (Asset Management): 713-337-3999
Denver (Sales): 303-300-1900
Denver (Investment Banking): 303-300-1900
New York (Investment Banking): 212-610-1660
New York (Research, Sales): 212-610-1600
London: +011 44(0) 20 7268 2800
Calgary: 403-705-7830

www.TPHco.com

Copyright 2019 – Tudor, Pickering, Holt & Co.

Disclosure Statement

Tudor, Pickering, Holt & Co. does not provide accounting, tax or legal advice. This presentation does not constitute a tax opinion and cannot be used by any taxpayer for the purpose of avoiding tax penalties. We (i) make no conclusion on the valuation or pricing for tax purposes or the effects of federal income tax laws on any party and (ii) have assumed that the party's intended tax treatment will be respected. Each person should seek legal, regulatory, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the evaluation and impact of any transactions or matters described herein.

The information contained herein is confidential (except for information relating to United States tax issues) and may not be reproduced in whole or in part except as set forth in a written agreement between the Audit Committee of the Board of Directors of AmeriGas Propane, Inc. and Tudor, Pickering, Holt & Co.

Tudor, Pickering, Holt & Co. assumes no responsibility for independent verification of third-party information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by, reviewed or discussed with the managements of your company and/ or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). These materials were designed for use by specific persons familiar with the business and the affairs of your company and Tudor, Pickering, Holt & Co. materials.

Under no circumstances is this presentation to be used or considered as an offer to sell or a solicitation of any offer to buy, any security. Prior to making any trade, you should discuss with your professional tax, accounting, or regulatory advisers how such particular trade(s) affect you. This brief statement does not disclose all of the risks and other significant aspects of entering into any particular transaction.

Tudor, Pickering, Holt & Co. operates in the United Kingdom under the trading name Perella Weinberg Partners UK LLP (authorized and regulated by the Financial Conduct Authority), and in Canada through its affiliate, Tudor, Pickering, Holt & Co. Securities - Canada, ULC, located in Calgary, Alberta.

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